Exhibit 32-1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mango Capital, Inc. and Subsidiary (the “Company”) on Form 10-Q for the nine months ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Dennis M. Goett, Chief Executive Officer of the Company, and Sean M. Gavin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dennis M. Goett
Chief Executive Officer
November 14, 2011

By:	/s/ Sean M. Gavin
Chief Financial Officer
November 14, 2011

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.